Exhibit 10.33

FIRST AMENDMENT TO AGREEMENT

This First Amendment to the Agreement (this “First Amendment”) effective as of May 9, 2016 (the “First Amendment Effective Date”) is made by and between Purpose Co., Ltd., f/k/a Takagi Sangyo Co. Ltd., and also f/k/a Takagi Industrial Co., Ltd., a Japanese corporation (“Purpose” or “Takagi”), and Histogenics Corporation, a Delaware corporation (“Histogenics”). All capitalized terms used, but not otherwise defined in this First Amendment, shall have the same meanings ascribed thereto in the Agreement made and entered into by and between Purpose and Histogenics as of June 22, 2012 (the “Agreement”).

RECITALS

WHEREAS, Purpose has exclusively licensed to Histogenics perpetual use of all of Purpose’s patent rights relating to Purpose’s exogenous tissue processor as used for producing the Histogenics Product Line pursuant to the Agreement;

WHEREAS, Purpose and Histogenics desire to amend the Agreement in the manner and on the terms and conditions set forth in this First Amendment.

NOW THEREFORE, in consideration of the mutual promises and covenants in this First Amendment and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Purpose and Histogenics hereby agree as follows:

TERMS

1. Definitions. Except as set forth below, capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

2. Revised Section 3. Section 3 of the Agreement is hereby deleted and replaced with the following:

“(a) License to Histogenics. Purpose hereby grants to Histogenics the perpetual (with respect to patent rights, for the full term of each patent licensed hereunder), paid-up, worldwide, sublicensable, exclusive right under all patent rights (“Purpose Patents”) and technology (including, but not limited to, all know-how, trade secrets, copyrightable works, design and technical information and all improvements, modifications, updates or derivatives thereof) (the “Purpose Technology”) relating to Purpose’s exogenous tissue processor as used for producing NeoCart **** (collectively, the “Histogenics Product Line”), whether owned by Purpose or based upon rights held by Purpose, and whether now owned or held by Purpose or at any time following the date of this Agreement, in the Field of Use (as defined below) to (i) use, make, have made, sell, offer for sale, import and otherwise exploit products or services that would, but for the license granted under the Purpose Patents, infringe a valid claim of any Purpose Patent, and (ii) use, reproduce, modify, create derivative works of and otherwise exploit the Purpose Technology for the design,

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development, manufacture, testing, support and commercialization of any product or service that incorporates or builds upon the Purpose Technology. The Purpose Patents hereby include, without limitation, the patent rights owned by Purpose that are listed on Exhibit 3 to the Agreement, as well as ****. The “Field of Use” consists of any applications in connection with articular cartilage, ligaments, tendons and meniscus. Purpose retains its rights to the Purpose Technology and Purpose Patents for any applications outside the Field of Use. Purpose shall also have the right to sell its TEPs (as such term is defined below) in Section 4 to research institutes for general but noncommercial use anywhere in the world. Purpose acknowledges that the license granted hereby gives Histogenics the right, but not the obligation, to use the Purpose Technology or Purpose Patents.

(b) Termination of License to Purpose. The license under the Histogenics Patents and the Histogenics Technology (both as respectively defined in former Section 3(b) of the Agreement) previously granted by Histogenics to Purpose in the Agreement is hereby terminated. Histogenics shall assume sole responsibility for the development of and commercialization of all or any portion of the Histogenics Product Line in Japan, and Histogenics shall be the sole bearer of any accompanying expenses.”

3. Revised Section 6. Section 6 is hereby deleted and replaced with the following:

“6 (a) Obligations of Histogenics in Japan. Histogenics shall, at its sole expense, use Commercially Reasonable Efforts (as defined below) to obtain the requisite government approvals to manufacture and sell the Histogenics Product Line, in Japan from the Ministry of Health, Labour and Welfare (“MHLW”) in Japan. Where reasonable, these activities shall include establishing NeoCart’s related manufacturing processes and facilities to Japan, conducting any requisite additional preclinical and clinical trials, and the engagement of clinical research organizations (“CROs”) to translate and assist in the submission of documents to the PMDA. Histogenics shall bear all responsibilities for any and all third party royalty obligations related to sales of the Histogenics Product Line in the Field of Use in Japan, the responsibilities of which were previously Purpose’s under the Agreement. For the purposes of this Section, “Commercially Reasonable Efforts” shall mean the fulfilling of obligations diligently and in good-faith, in each case, in a manner consistent with the efforts a party would be expected to devote to a product of similar market potential, profit potential, strategic value and potential for receiving all required regulatory approvals required for marketing, sale and distribution, resulting from its own research efforts, based on conditions then prevailing, taking into account, without limitation, issues of safety and efficacy, product profile, intellectual property situation, regulatory environment and other relevant scientific and commercial factors. Without limiting the foregoing, Commercially Reasonable Efforts in all cases shall require at least that (i) such party promptly assign responsibility for such obligations to specific employee(s) who monitor progress; (ii) such party set and seek to achieve specific and meaningful objectives for fulfilling such obligations; and (iii) such party makes and implements decisions and allocates resources designed to advance progress with respect to such obligations.

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(b) Obligations of Purpose in Japan. Purpose shall have no further obligations to develop or commercialize the Histogenics’ Product Line in Japan.

(c) Books and Records. For a period of **** after the period to which the records relate, Histogenics shall keep complete and accurate records pertaining to the sale or other disposition of the Histogenics Product Line commercialized by it (the “Histogenics Sales Records”), in sufficient detail to permit Purpose to confirm the accuracy of all payments due under this First Amendment.

(d) Audit Rights of Histogenics Sales Records. The Histogenics Sales Records shall be kept at the Histogenics’ address provided herein. Purpose’s duly authorized representative(s) shall have access to the Histogenics Sales Records for the period being audited at reasonable times during normal business hours of Histogenics, and shall be entitled to make reasonable photocopies thereof. Purpose shall have the right to remove and retain such copies. Upon Purpose’s reasonable request, Histogenics shall further provide Purpose with its quarterly and/or annual financial statements, audited or unaudited, consisting of a balance sheet, an income statement, and a cash flow statement, to the extent that such materials have been made publicly available by Histogenics. Purpose shall have the right to cause an independent certified public accountant reasonably acceptable to Histogenics to audit the Histogenics Sales Records to confirm the Net Sales and royalty payments; provided, however, that the auditor shall not disclose the audited Histogenics confidential information to Purpose, except to the extent that disclosure is necessary to verify the amount of royalties and other payments due under this First Amendment. Such audit right may be exercised ****, within **** after the royalty or other payment period to which such records relate, on a mutually acceptable date or dates and on not less than **** advance notice, and shall be conducted during normal business hours of Histogenics and without undue interruption to Histogenics. No period may be audited more than ****. Any amounts validly shown to be owing by such audits shall be paid promptly with interest in the amount of **** per month (or the maximum amount permitted by law, if less) from the date first owed until paid. Purpose shall bear the full cost of the audit unless the audit discloses that royalties actually paid by Histogenics are more than **** less than the amount of royalties or other payments actually owed. In such case, Histogenics shall bear the full cost of the audit to the extent such cost is reasonable. The terms of this section shall survive any termination or expiration of the Agreement for a period of ****. Histogenics represents and warrants that it will use commercially reasonable efforts that ensure any and all records and information provided to Purpose pursuant to this Section 6 (d) is complete and accurate.”

4. Revised Section 7. Section 7 is hereby deleted and replaced with the following:

“Brigham and Women’s License. Reference is made to the existing license between Purpose and the Brigham and Women’s Hospital, Inc. (“B&W”) dated August 1, 2001 as amended by agreements dated December 30, 2005, May 4, 2010 and November 30, 2015 (the “B&W License”). Histogenics has undertaken to pay any royalties due under the B&W License to the extent that such royalties are measured by Histogenics’ NET

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SALES (as defined in the B&W License). Histogenics has also agreed to pay any minimum royalties or milestone payments required by Sections 4.4 and 4.5 of the B&W License. In addition to fulfilling any such remaining obligations Histogenics has undertaken under the B&W License, Histogenics has executed a third amendment to the B&W License, effective as of November 30, 2015 and attached hereto as Exhibit 1, and Histogenics agrees to pay the amounts set forth in the newly added Section 4.8 of such amendment. Histogenics shall continue to honor these obligations with respect to the B&W License, until such time as Histogenics is no longer using the technology licensed by the B&W License. Upon written notice from Histogenics of its intent to cease using the technology licensed by the B&W License, Purpose shall reassume all responsibility under the B&W License or, at Purpose’s option, allow the B&W License to lapse. Histogenics shall defend, indemnify and hold Purpose harmless from any claim by or liability to ****.”

5. Revised Sections 8 and 9. Sections 8 and 9 are hereby deleted and replaced with the following:

“8. Consideration.

(a) Milestone Payments. Histogenics agrees to pay to Purpose milestone payments if the milestones described below are met:

(i) Upon receipt of the first conditional governmental approval of one of the products of the Histogenics Product Line, from the MHLW in Japan, Histogenics shall pay to Purpose ****, within 90 days of obtaining such conditional approval.

(ii) Upon receipt of full marketing governmental approval (including, without limitation, reimbursement approval) of one of the products of the Histogenics Product Line, from the MHLW in Japan, Histogenics shall pay to Purpose ****, within 90 days of obtaining such full governmental approval.

(iii) Once the Annual Net Sales of the Histogenics Product Line in Japan to Histogenics reach ****, Histogenics shall pay to Purpose ****, within 90 days of reaching such milestones.

If the conditional approval described in Section 8(a)(i) above is not received by Histogenics, but Histogenics receives full marketing approval as described in Section 8(a)(ii) above, then Histogenics shall pay to Purpose a milestone payment of ****, within 90 days of receiving such full marketing approval, instead of the **** milestone payment described in Section 8(a)(i) and the **** milestone payment described in Section 8(a)(ii) above. Notwithstanding anything

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to the contrary in this Agreement, each milestone described in Sections 8(a)(i), (ii) and (iii) directly above and in the foregoing sentence shall only be payable **** during the term of this Agreement. Histogenics’ payment obligations under this Section 8(a) shall terminate upon termination of this Agreement. For the purposes of Section 8(a)(iii) above, “Annual Net Sales” shall mean total Net Sales received by Histogenics or its affiliate or sublicensee for sale or other disposition of the Histogenics Product Line in Japan during a calendar year.”

(b) Royalty Payments. Upon the earlier of (1) full marketing governmental approval or (2) conditional governmental approval with full coverage by the National Health Insurance, of the Licensed Products in Japan, and commercialization of the Licensed Products in Japan, Histogenics shall pay to Purpose, in cash, royalty payments in accordance with the following:

(i) Subject to subsection (vi) directly below, a **** base royalty payment amounting to **** of the Net Sales of the Licensed Products in Japan.

(ii) “Net Sales” means the total revenue received by Histogenics or its affiliate or sublicensee for sale or other disposition of Licensed Products in Japan to a third party, less the following to the extent actually incurred or allowed with respect to such sale or disposition: ****.

(iii) “Licensed Products” shall mean any product for which the use, manufacture, or sale falls within the scope of a Valid Claim of a Purpose Patent in Japan or which incorporates or necessarily relies upon any Know-how. This term shall also refer to the product of the Histogenics Product Line known as ****.

(iv) “Valid Claim(s)” shall mean any valid claim(s) that has issued and is unexpired, and which has not been held unenforceable, unpatentable, or invalid by an administrative body or court of competent jurisdiction, in a decision that is unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or re-examination proceedings or disclaimer. Claims regarding the Japanese Patents listed in Exhibit 3 attached hereto, unless otherwise held or admitted to be unenforceable, unpatentable, or invalid, shall be considered Valid Claims until the Patents expire 20 years from the Filing Date of each respective Patent as listed in Exhibit 3. Claims regarding any new patents that are issued in Japan after the date of this Agreement and are owned or held by Purpose, insofar as such patents are licensed to Histogenics pursuant to Section 3(a), and are otherwise not held or admitted to

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be unenforceable, unpatentable, or invalid, shall be considered Valid Claims until the natural expiration of such new patents. However, in the event any of the aforementioned patents qualify for and actually receive an extension of the respective patent period as permitted by the Japan Patent Office (“JPO”) for products undergoing clinical trials and/or awaiting either conditional or full governmental approval, claims under such extended patents shall be considered Valid Claims until the expiration of the new extended patent period.

(v) “Know-how” shall mean Purpose Technology, but only to the extent that it was first received by Histogenics from Purpose, remains confidential and does not fall into one of the exclusions set forth in Section 11(a), (b), (c), (d) or (e) of the Agreement.

(vi) Notwithstanding anything to the contrary in the Agreement, only one royalty payment shall be due with respect to each unit sold of the Licensed Product. The royalty payment owed on Net Sales of any Licensed Products sold in Japan during the term of this Agreement by Histogenics or its affiliate or sublicensee for which the use, manufacture or sale is not covered by a Valid Claim of at least one Purpose Patent shall be reduced to ****.

In the event any third parties bring or allege a claim for patent infringement or trade secret misappropriation against Histogenics with respect to a Licensed Product, Purpose shall defend, indemnify and hold Histogenics harmless from any such claim by such third parties and liabilities, damages, costs and expenses with respect to such claims, to the extent such Licensed Products incorporates Purpose Patents or Know-how. Should, as a result of such claim(s), Histogenics be made to owe royalty payments to one or more third party(ies) (“Third Party Royalties”), and the total of such Third Party Royalties exceed **** of the Net Sales of the Licensed Products, then Histogenics shall be entitled to deduct from the royalties owed by Histogenics to Purpose pursuant to this Section **** of all such payments that are in excess of ****, but in no event shall the royalties paid by Histogenics to Purpose be less than (a) **** of Net Sales in Japan where a Valid Claim of the Purpose Patent exists, or (b) **** of Net Sales in Japan where a Valid Claim of the Purpose Patent does not exist.

(vii) Histogenics shall make all royalty payments owed under this Agreement within **** following the end of each calendar quarter for Net Sales of the Licensed Products in Japan from the previous calendar quarter, and together with such payment, shall submit to Purpose a written report setting forth (i) the Net Sales in Japan for such calendar quarter on a product-by-product basis (if applicable) upon which such royalty payments are based and (ii) reasonable information supporting the calculation of such Net Sales. All sums due under this Agreement shall be payable in United States dollars by bank wire transfer in immediately available funds to such bank account(s) as Purpose shall designate.

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(viii) When Licensed Products are sold for monies other than United States dollars, the earned royalties will first be determined in the foreign currency of the country in which such products of the Licensed Products were sold and then converted into equivalent United States funds. The exchange rate will be the rate published by the Wall Street Journal on the last business day of each calendar quarter in which such royalties accrued.

(ix) If applicable law requires Histogenics to withhold any taxes from payments made to Purpose under this Agreement, then such taxes shall be deducted by Histogenics as required by law and shall be paid by Histogenics to the proper tax authorities. Official receipts of payment of any withholding tax shall be secured and sent to Purpose whose payments were subject to withholding as evidence of such payment.

(x) The licenses granted in Section 3 shall be considered fully paid-up with respect to Histogenics’ payment obligations for a Licensed Product upon expiration of the applicable term of the Agreement.

9. Side Letter Agreement

The parties shall enter into the agreement contemplated in the side letter attached hereto as Exhibit 2 concurrently with entering into this First Amendment. In such side letter, Histogenics agrees to the retroactive annual increases requested by Purpose for the preventive maintenance service fees for each TEP for the years 2012 to 2015, which will increase the preventive maintenance service fee for each TEP to **** in 2016.”

6. Renumbered Sections 14, 15, 16, and 17. Sections 14, 15, 16, and 17 are renumbered to be Sections 16, 17, 18, and 19, respectively.

7. New Section 14. The Agreement is amended to insert a new Section 14 as follows:

“Section 14. Right of First Offer. If Histogenics desires to enter into any agreement with a third party to develop and/or manufacture a **** and Purpose has the technology, experiences and resources necessary to assist with such development and manufacturing, then Histogenics shall in good faith provide a written offer for Purpose to potentially negotiate for such development and/or subsequent manufacturing work (the “Offer Notice”) to Purpose. Purpose shall have **** from receipt of the Offer Notice to begin negotiating an agreement for such development and subsequent manufacturing work with Histogenics. If Purpose rejects the offer, is unable to develop or manufacture such ****, or if after **** of negotiating the parties are unable to come to an agreement regarding such offer or to agree on a reasonable timeframe for concluding the negotiations , then Histogenics may enter into and have discussions with any third party regarding such offer and/or such development and manufacturing work, and Histogenics shall have no other obligations under this Section 14. For the sake of clarity, if the parties agree to extend the timeframe for concluding the negotiations as described in the foregoing sentence, then if by the end of such extension,

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the parties are unable to come to an agreement regarding such offer, then Histogenics may enter into and have discussions with any third party regarding such offer and/or such development and manufacturing work, and Histogenics shall have no other obligations under this Section 14. If the parties are able to come to an agreement on the terms of such projects, Histogenics and Purpose shall enter into a co-development agreement based on a specific project, working on design requirements, quality systems and testing of such ****. If the parties then choose to develop commercial manufacturing capabilities based on such design, the parties will further negotiate reasonable terms and conditions for a manufacturing agreement for such **** mentioned in this provision.”

8. New Section 15. The Agreement is amended to insert a new Section 15 as follows:

“Section 15. Limitation on Liability. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT AND UNLESS PROHIBITED BY A RELEVANT LAW, EACH PARTY HEREBY DISCLAIMS ALL STATUTORILY IMPOSED GUARANTEES AND ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, WITH RESPECT TO THIS AGREEMENT. NEITHER PARTY EXCLUDES OR LIMITS ITS LIABILITY TO THE EXTENT THAT ANY EXCLUSION OR LIMITATION OF ITS LIABILITY IS VOID, PROHIBITED OR UNENFORCEABLE BY APPLICABLE LAW. SUBJECT TO THE FOREGOING EXCEPTIONS, IN NO EVENT SHALL EITHER PARTY BE LIABLE CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT, REGARDLESS OF THE FORMA OF ANY CLAIM OR ACTION (WHETHER IN CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE), FOR ANY (I) FAILURE OR DELAY DUE TO A WAR, RIOTS, SABOTAGE, OR OTHER CIVIL DISORDERS, ACTS OF GOD, LAWS, REGULATIONS, RULES OR ORDERS OF ANY GOVERNMENT OR GOVERNMENTAL AGENCY, OR OTHER CIRCUMSTANCE BEYOND THE REASONABLE CONTROL OF A PARTY (“FORCE MAJEURE EVENT”), (II) LOSS OF USE OF PRODUCT OR COST OF PROCURING SUBSTITUTE GOODS OR SERVICES, OR (III) EXCEPT IN CONNECTION WITH ANY BREACHES OF CONFIDENTIALITY UNDER SECTION 11 (CONFIDENTIALITY), INDIRECT, PUNITIVE, INCIDENTAL, RELIANCE, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR INJURY TO OR LOSS OF BUSINESS, REVENUES, PROFITS OR GOODWILL, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS ARE INDEPENDENT FROM ALL OTHER PROVISIONS OF THIS AGREEMENT AND SHALL APPLY NOTWITHSTANDING THE FAILURE OF ANY REMEDY PROVIDED HEREIN.”

9. Release of Claims and Acknowledgment Receipt.

a. Acknowledgment of Receipt. Purpose hereby acknowledges that all payments owed by Histogenics to Purpose prior to the First Amendment Effective Date, including, without limitation, any equity consideration due under the Agreement and payments due under the Equipment Maintenance Agreement, by and between Purpose and Histogenics, dated

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July, 2012 (the “Service Agreement”) and the B&W License, have been satisfied in full as of the First Amendment Effective Date, and Histogenics’ only payment obligations to Purpose going forward are as expressly set forth in this First Amendment and the Service Agreement, unless otherwise agreed upon by the parties in a separate writing after the First Amendment Effective Date, including, without limitation, the letter set forth in Exhibit 2 attached hereto.

b. Release of Claims. Purpose hereby releases Histogenics from any liability in connection with Purpose’s right to the payments referenced in paragraph 9(a) of this First Amendment.

10. Disclosure. The parties acknowledge that Histogenics will be permitted, and may be required pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, to file a Current Report on Form 8-K disclosing the entry into this First Amendment by Histogenics and a brief description of the terms and conditions hereof that are material to Histogenics. To the extent that Histogenics reasonably determines that it is required to make a filing or any other public disclosure (other than as set forth in the preceding sentence) with respect to this First Amendment or the terms or existence hereof to comply with the requirements, rules, laws or regulations of any applicable stock exchange, Nasdaq or any governmental or regulatory authority or body, including without limitation the U.S. Securities and Exchange Commission (the “SEC”) (collectively, the “Disclosure Obligations”), Histogenics shall promptly inform Purpose thereof and shall use reasonable efforts to maintain the confidentiality of Purpose’s confidential information in any such filing or disclosure. Prior to making any such filing of a copy of this First Amendment, the parties shall mutually agree on the provisions of this First Amendment for which the parties shall seek confidential treatment, it being understood that if one party determines to seek confidential treatment for a provision for which the other party does not, then the parties will use reasonable efforts in connection with such filing to seek the confidential treatment of any such provision. The parties shall cooperate, each at its own expense, in such filing, including without limitation such confidential treatment request, and shall execute all documents reasonably required in connection therewith. In furtherance of the foregoing, the parties will agree as promptly as practicable after the First Amendment Effective Date on the confidential treatment request to be filed with the SEC and the redacted form of this First Amendment related thereto. In furtherance thereof, any redaction reasonably requested by either party shall be included in such filing. The parties will reasonably cooperate in responding promptly to any comments received from the SEC with respect to such filing in an effort to achieve confidential treatment of such redacted form; provided, however, that a party shall be relieved of such obligation to seek confidential treatment for a provision requested by the other party if such treatment is not achieved after the **** round of responses to comments from the SEC. Notwithstanding anything to the contrary in the Agreement, Histogenics may make reference to the existence of this First Amendment and the Agreement and describe in general terms the relationship between the parties in connection with any required securities filings without seeking Purpose’s prior consent. This paragraph shall apply with respect to the filing of a copy of this First Amendment or any public disclosure relating to this First Amendment to comply with the Disclosure Obligations.

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11. No Other Changes. Except as expressly set forth in this First Amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed. In the event of any conflict between the terms of this First Amendment and the terms of the Agreement, the terms of the First Amendment shall control.

12. Execution in Counterparts. This First Amendment may be executed in any number of counterparts which together shall constitute one and the same instrument, and signatures may be exchanged by facsimile or pdf. For the purposes of this First Amendment, a signed copy shall have the same force and effect as an original signed First Amendment.

13. Entire Agreement. The Agreement, as modified by this First Amendment, represents the entire agreement between Histogenics and Purpose relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the subject matter of the Agreement. This First Amendment shall be deemed incorporated into, and part of, the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized representatives as of the date set forth below.

PURPOSE CO., LTD., f/k/a Takagi Sangyo Co., Ltd., and f/k/a Takagi Industrial Co., Ltd.		HISTOGENICS CORPORATION

Name:	/s/ Hiromi Takagi	Name:	/s/ Adam Gridley

Title:	President	Title:	President & CEO

Date:	May 9, 2016	Date:	May 9, 2016

Purpose Co., Ltd. 201 Nishikashiwabara-shinden Fuji City, Shizuoka 417-8505 JAPAN		Histogenics Corporation 830 Winter Street, 3rd Floor Waltham, MA 02451 USA

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Exhibit 1

Third Amendment to B&W License

Please see the attached.

Third AMENDMENT TO LICENSE AGREEMENT

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Exhibit 2

Side Letter

May 9, 2016

Mr. Chiharu Ishikawa

Managing Director

Purpose Co., Ltd.

201 Nishikashiwabara-shinden

Fuji City, Shizuoka 417-8505

JAPAN

Re:	Increase in Preventative Maintenance Service Fees

Dear Mr. Ishikawa:

Thank you for all of your assistance and cooperation (and the assistance and cooperation of your colleagues and legal counsel) in finalizing the First Amendment (the “First Amendment”) to the Agreement, by and between Purpose Co., Ltd., f/k/a Takagi Sangyo Co. Ltd., and also f/k/a Takagi industrial Co., Ltd. (“Purpose”), and Histogenics Corporation (“Histogenics”), dated June 22, 2012 (“Agreement”). The purpose of this letter is simply to clarify and confirm the parties’ mutual understanding as to the increase in the preventive maintenance service fee to be charged by Purpose to Histogenics for each Purpose single unit exogenous tissue processor machine (each, a “TEP”) for 2016, as required in Section 9 of the Agreement, as amended by the First Amendment.

In connection with the First Amendment, the parties agree that Purpose may retroactively increase its preventive maintenance service fee for each TEP by **** for each of 2013, 2014 and 2015 pursuant to Section 11 of the Equipment Maintenance Agreement, by and between Purpose and Histogenics, dated July, 2012 (the “Maintenance Agreement”), so that the preventive maintenance service fee for 2016 is **** for each TEP. For the avoidance of doubt, notwithstanding the foregoing retroactive increase, such increase does not affect any amounts previously paid by Histogenics to Purpose prior to January 1, 2016 for preventive maintenance services, and in no event does Histogenics owe Purpose any additional amounts for any prevent maintenance services performed on any TEP prior to January 1, 2016.

*    *    *

If the foregoing is consistent with your understanding of the parties’ mutual agreement regarding the increase in preventative maintenance service fees, please have an authorized representative of Purpose countersign below. This letter is effective as of the date signed by Purpose below. Except as expressly clarified herein, the Maintenance Agreement is hereby ratified and confirmed in all respects.

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Respectfully,

/s/ Adam Gridley

Adam Gridley

President and Chief Executive Officer

Histogenics Corporation

Acknowledged and Agreed:

Purpose Co., Ltd.

By:	/s/ Chiharu Ishikawa

Name:	Mr. Chiharu Ishikawa

Title:	Managing Director

Date:	May 9, 2016

Exhibit 3

EXHIBIT B-1

TAKAGI PATENTS*

*Takagi Patents includes the patents and patent applications set forth in Exhibit B-1, all issuances, divisions, continuations, continuations-in-part, reissues, extensions, reexaminations and renewals thereof, and any other related applications.

TAKAGI PATENTS

Application Number	Title	Country	Filing Date	Status	Priority

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****CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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